UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

       Date of report (Date of earliest event reported): January 23, 2004

                          Forest City Enterprises, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                     Ohio                     1-4372                  34-0863886
  ----------------------------------   ------------------------   --------------
(State or Other Jurisdiction of        (Commission File Number)  (IRS Employer
             Incorporation)                                  Identification No.)



       Terminal Tower, 50 Public Square,                         44113
                                                                 -----
          Suite 1100, Cleveland, Ohio                          (Zip Code)
          ---------------------------
   (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (216) 621-6060
                                                           --------------



                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         (c)  Exhibits.

         Exhibit
         Number            Exhibit
         -------           -------

         99.1              Press Release, dated January 23, 2004

Item 9.  Regulation FD Disclosure

On January 23, 2004, Forest City Enterprises, Inc., an Ohio corporation, issued a press release to announce plans for Brooklyn Atlantic Yards, a $2.5 billion mixed-use development in downtown Brooklyn. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FOREST CITY ENTERPRISES, INC.


                                  By:      /s/ Thomas G. Smith
                                        ----------------------------------------
                                        Name:   Thomas G. Smith
                                        Title:  Executive Vice President, Chief
                                                Financial Officer
                                                and Secretary


Dated:  January 23, 2004

                                  EXHIBIT INDEX



         Exhibit
         Number            Exhibit
         ------            -------

           99.1            Press Release, dated January 23, 2004